UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21539

First Trust Senior Floating Rate Income Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

(a)	Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust
Senior Floating Rate Income Fund II (FCT)

Annual Report
For the Year Ended
May 31, 2026

Table of Contents
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2026
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE”
As of May 31, 2026 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FCT
Common Share Price	$9.66
Common Share Net Asset Value (“NAV”)	$9.86
Premium (Discount) to NAV	(2.03)%
Net Assets Applicable to Common Shares	$256,160,057
Current Monthly Distribution per Common Share(1)	$0.0970
Current Annualized Distribution per Common Share	$1.1640
Current Distribution Rate on Common Share Price(2)	12.05%
Current Distribution Rate on NAV(2)	11.81%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	1 Year Ended 5/31/26	5 Years Ended 5/31/26	10 Years Ended 5/31/26	Inception (5/25/04) to 5/31/26
Fund Performance(3)
NAV	4.76%	5.36%	5.40%	4.68%
Market Value	9.58%	5.09%	5.96%	4.37%
Index Performance
Morningstar® LSTA® US Leveraged Loan Index	5.10%	6.07%	5.49%	5.02%

(1)
Most recent distribution paid through May 31, 2026. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2026. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund’s sub-advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund’s portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Past performance is not indicative of future results.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE” (Continued)
As of May 31, 2026 (Unaudited)

Credit Quality (S&P Global Ratings)(4)	% of Total Investments
BBB-	4.2%
BB+	3.0
BB	7.8
BB-	13.5
B+	13.3
B	36.2
B-	14.8
CCC+	5.2
CCC	0.3
NR	1.7
Money Market Fund	0.0*
Total	100.0%

Top 10 Issuers	% of Total Investments
Acrisure LLC	2.9%
Whatabrands LLC	2.1
1011778 B.C. Unlimited Liability Company (Restaurant Brands) (aka Burger King/Tim Horton’s)	2.0
CRC Insurance Group LLC	1.7
Transdigm, Inc.	1.6
IRB Holding Corp. (Arby’s/Inspire Brands)	1.5
TAMKO Building Products	1.5
athenahealth Group, Inc.	1.4
Clarios Global, L.P.	1.4
White Cap Supply Holdings LLC	1.4
Total	17.5%

Industry Classification	% of Total Investments
Insurance	12.9%
Software	8.4
Hotels, Restaurants & Leisure	7.8
Health Care Providers & Services	6.1
Media	4.8
Commercial Services & Supplies	3.9
Construction Materials	3.7
Financial Services	3.3
Trading Companies & Distributors	3.1
Specialty Retail	2.9
Health Care Technology	2.8
Machinery	2.7
Aerospace & Defense	2.6
Capital Markets	2.6
Chemicals	2.4
Professional Services	2.2
Life Sciences Tools & Services	2.2
Pharmaceuticals	2.2
Food Products	2.0
IT Services	2.0
Building Products	1.9
Diversified Consumer Services	1.8
Diversified Telecommunication Services	1.5
Entertainment	1.5
Automobile Components	1.4
Independent Power & Renewable Electricity Producers	1.3
Construction & Engineering	1.2
Metals & Mining	1.2
Beverages	1.1
Containers & Packaging	0.9
Electronic Equipment, Instruments & Components	0.9
Electric Utilities	0.7
Semiconductors & Semiconductor Equipment	0.6
Consumer Staples Distribution & Retail	0.4
Biotechnology	0.4
Household Durables	0.3
Mortgage Real Estate Investment Trusts	0.3
Textiles, Apparel & Luxury Goods	0.3
Health Care Equipment & Supplies	0.3
Technology Hardware, Storage & Peripherals	0.3
Ground Transportation	0.2
Broadline Retail	0.2
Transportation Infrastructure	0.2
Household Products	0.2
Electrical Equipment	0.1
Gas Utilities	0.1
Personal Care Products	0.1
Money Market Funds	0.0*
Total	100.0%

*	Amount is less than 0.01%.

(4)
The ratings are by S&P Global Ratings except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Commentary
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2026 (Unaudited)
Reorganization
At a special meeting of shareholders of the First Trust Senior Floating Rate Income Fund II (the “Fund”) on June 25, 2026, the Fund’s shareholders approved the reorganization of the Fund with and into First Trust Flexible Income ETF, a newly formed series of First Trust Exchange-Traded Fund VIII (“FFLX”). The reorganization was previously approved by the Fund’s Board of Trustees on December 9, 2025. Subject to the satisfaction of certain customary closing conditions, the reorganization of the Fund into FFLX is expected to close on August 10, 2026, or as soon as practicable thereafter. No assurance can be given as to the exact closing date of the transaction. Upon the completion of the reorganization, which is expected to be tax-free, the assets of the Fund will be transferred to, and the liabilities of the Fund will be assumed by, FFLX. The shareholders of the Fund will receive shares of FFLX with a value equal to the aggregate net asset value of the shares of the Fund held by them.
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 20 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of May 31, 2026, the First Trust Leveraged Finance Team managed or supervised approximately $7.2 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, and five exchange-traded funds on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA - Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA - Senior Vice President, Portfolio Manager
Kevin Ziets, CFA - Senior Vice President, Portfolio Manager
First Trust Senior Floating Rate Income Fund II
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”). Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. It is anticipated that at least 80% of the Fund’s Managed Assets are invested in lower grade debt instruments, although from time to time all of the Fund’s Managed Assets may be invested in lower grade debt instruments. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal number of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
Commentary
During the 12-month period ended May 31, 2026, the Fund returned(1) 4.76% based on net asset value (“NAV”) and 9.58% based on market price. This compares to the Morningstar® LSTA® US Leveraged Loan Index’s (the “Benchmark”) return of 5.10% over the same period.
The following key factors impacted Fund performance relative to the Benchmark during the period:
•
Industry: Relative to the Benchmark, the primary contributors to the Fund’s performance were its selection and underweight to automobiles & components, and its selection within both materials and media & entertainment. Mitigating those tailwinds were the Fund’s selection and overweight to commercial & professional services, its overweight to software & services, and its underweight to energy.
•
Asset Type: The Fund’s loan selection significantly benefited performance relative to the Benchmark. The Fund increased its bond allocation by 715 basis points (“bps”) from 1.35% to 8.50%, which was a tailwind to performance relative to the Benchmark as bonds outperformed loans during the period (the ICE BofA US High Yield Constrained Index returned 7.43% for the period).

(1)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2026 (Unaudited)
•
Credit Quality: The Fund increased its bias towards more defensive, higher-quality issuers during the period. Performance across the credit quality spectrum was positive except for those rated CCC & below. Despite negative returns for the Benchmark’s lowest-rated cohort during the period, the Fund’s selection within this segment supported relative performance, reflecting our emphasis on higher-quality issuers and disciplined credit selection.
•
Leverage: The Fund’s use of leverage modestly detracted from performance relative to the Benchmark. The Fund began the period with 16.42% leverage and ended the period with 2.66%.
•
Loan Spreads, Yields and Prices: Loan spreads over the Secured Overnight Financing Rate (“SOFR” or “base rate”) widened by 34 bps during the period and ended at S+480 bps. While loan spreads ended the period modestly below the long-term average of S+504 bps (January 1997 – May 2026), yields of 8.09% remain well above the long-term average of 7.15% (January 1997 – May 2026) driven by elevated base rates. Loan prices declined by $1.37 during the period and ended at $95.33 and remained at a discount to par ($100).
•
Defaults: The Fund experienced one default during the period, compared to 15 defaults in the Benchmark. Since the Leveraged Finance Team began managing the Fund, the Fund experienced 14 defaults, compared to 235 defaults in the Benchmark over the same timeframe. The loan market default rate increased from 0.74% at the beginning of the period to 1.35% at the end of the period but remained well below the long-term average of 2.53% (October 1998 – May 2026). The avoidance of defaults generally benefits performance.
Performance Analysis
Average Annual Total Returns
	1 Year Ended 5/31/26	5 Years Ended 5/31/26	10 Years Ended 5/31/26	Inception (5/25/04) to 5/31/26
Fund Performance(1)
NAV	4.76%	5.36%	5.40%	4.68%
Market Value	9.58%	5.09%	5.96%	4.37%
Index Performance
Morningstar® LSTA® US Leveraged Loan Index	5.10%	6.07%	5.49%	5.02%

Performance of a $10,000 Initial Investment
May 31, 2016 - May 31, 2026
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
5/31/16
5/31/17
5/31/18
5/31/19
5/31/20
5/31/21
5/31/22
5/31/23
5/31/24
5/31/25
5/31/26
$17,848
$17,063
First Trust Senior Floating Rate Income Fund II
Morningstar® LSTA® US Leveraged Loan Index

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
The Fund has a practice of seeking to maintain relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly

Portfolio Commentary (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2026 (Unaudited)
distribution rate was $0.0970 throughout the period. At the $0.0970 per share monthly distribution rate, the annualized distribution rate at May 31, 2026 was 11.81% based on NAV and 12.05% based on market price. For the twelve-month period ended May 31, 2026, 57.76% of the distributions were characterized as ordinary income and 42.24% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2026 distributions will be made after the end of 2026 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments
May 31, 2026

Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) – 90.9%
	Advertising – 1.3%
$2,500,933	Authentic Brands Group (ABG Intermediate Holdings 2 LLC), Refi Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.87%	12/21/28	$2,506,185
857,640	WH Borrower LLC (WHP), Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.50% Floor	8.14%	02/20/32	859,965
				3,366,150
	Aerospace & Defense – 2.6%
310,278	Ontic (Bleriot US Bidco, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	5.95%	10/17/30	311,444
1,648,923	Phoenix Aviation Capital Ltd. (PAC DAC LLC), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.91%	10/28/30	1,633,464
586,280	Signia Aerospace LLC, Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.37%	12/11/31	589,394
7,917	Signia Aerospace LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.45%	12/11/31	7,959
3,800,275	Transdigm, Inc., Refi Term Loan K, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.87%	03/22/30	3,813,082
258,548	Transdigm, Inc., Term Loan N, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.12%	02/10/33	259,458
107,794	VistaJet Malta Finance PLC, Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.44%	03/31/31	107,164
				6,721,965
	Airport Services – 0.2%
40,030	BBA Aviation (Signature Aviation US Holdings, Inc./Brown Group Holding LLC), Refi Term Loan B-2, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.12%	07/01/31	40,217
139,729	BBA Aviation (Signature Aviation US Holdings, Inc./Brown Group Holding LLC), Refi Term Loan B-2, 3 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.16%-6.17%	07/01/31	140,380
378,389	BBA Aviation (Signature Aviation US Holdings, Inc./Brown Group Holding LLC), Term Loan B-1, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.12%	07/01/31	380,172
				560,769
	Alternative Carriers – 0.5%
1,350,550	Level 3 Financing, Inc., Term Loan B-5, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.38%	03/27/32	1,358,572
	Apparel Retail – 0.1%
311,320	Victoria’s Secret & Co., Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.00% Floor	6.42%	08/02/28	312,357
	Application Software – 6.0%
1,622,550	Cloud Software Group, Inc. (aka Citrix Software, Inc. or Tibco), 2032 Term Loan, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.95%	08/15/32	1,522,941
361,108	Cloud Software Group, Inc. (aka Citrix Software, Inc. or Tibco), Term Loan B2, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.95%	03/24/31	340,345
277,019	ConnectWise LLC, Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.24%, 0.50% Floor	7.46%	09/30/28	261,387
622,213	Darktrace PLC (Leia Finco US LLC), Second Lien Term Loan, 3 Mo. CME Term SOFR + 5.25%, 0.00% Floor	8.93%	10/09/32	574,769
2,481,274	Darktrace PLC (Leia Finco US LLC), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.93%	10/09/31	2,376,664
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2026
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Application Software (Continued)
$1,720,577	Dayforce, Inc. (Dawn Bidco), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.66%	02/04/33	$1,642,170
864,086	Internet Brands, Inc. (Web MD/MH Sub I. LLC), Term Loan B-3, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	7.87%	05/03/28	838,773
1,270,791	LogMeIn, Inc. (GoTo Group, Inc.), First Lien First Out TL, 3 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	8.58%	04/30/28	1,061,110
902,516	McAfee Corp. (Condor Merger Sub, Inc.), Term Loan B-1, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.62%	03/01/29	822,255
430,556	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Second Lien Term Loan, 3 Mo. CME Term SOFR + 5.00%, 0.50% Floor	8.70%	05/08/33	254,566
1,922,215	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.50% Floor	6.95%	10/28/30	1,401,622
715,521	SolarWinds Holdings, Inc. (Starlight Parent LLC), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	7.67%	04/16/32	595,224
2,235,483	Solera Holdings, Inc. (Polaris Newco), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	7.93%	06/04/28	2,009,364
896,398	Ultimate Software Group (UKG, Inc.), Refi Term Loan, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.91%	02/10/31	867,529
707,448	Veeam Software Holdings Ltd. (VS Buye LLC), Refi Term Loan, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.91%	04/14/31	688,524
				15,257,243
	Asset Management & Custody Banks – 1.9%
1,302,000	Ascensus Holdings, Inc. (Mercury), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.62%	11/25/32	1,293,537
363,280	Colonial First State (Superannuation and Investments US LLC), Refi Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor (d)	6.12%	12/01/28	365,142
1,310,593	Edelman Financial Engines Center LLC, Extended Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	7.62%	11/30/31	1,314,695
1,958,805	Osaic Holdings, Inc. (Advisor Group), Refi Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.20%	08/02/32	1,955,524
				4,928,898
	Automotive Parts & Equipment – 1.4%
1,995,167	Clarios Global, L.P. (Power Solutions), 2032 Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.10%	01/28/32	2,000,404
1,610,452	Clarios Global, L.P. (Power Solutions), Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.12%	05/06/30	1,615,767
				3,616,171
	Automotive Retail – 2.1%
1,823,272	Les Schwab Tire Centers (LS Group OpCo Acq. LLC), Refi Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.17%	04/23/31	1,820,993
402,225	Mavis Tire Express Services Topco Corp., Incremental Term Loan, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.92%	05/09/33	402,534
3,079,372	Mavis Tire Express Services Topco Corp., Refi Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.75% Floor	6.67%	05/04/28	3,082,775
				5,306,302
	Biotechnology – 0.4%
200,248	Genmab A/S (Genmab B.V.), Refi Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.62%	12/13/32	200,961
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2026
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Biotechnology (Continued)
$503,019	Genmab A/S (Genmab B.V.), Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.62%	12/13/32	$504,810
206,688	Grifols, S.A. (Grifols Escrow Issuer S.A.U.), Term Loan B, 6 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.19%	04/14/33	207,955
				913,726
	Broadcasting – 0.7%
1,000,935	Gray Television, Inc., Term Loan D, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.00% Floor	6.73%	12/01/28	1,004,133
781,440	Nexstar Media, Inc., Term Loan B-7, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.37%	03/19/33	782,784
				1,786,917
	Broadline Retail – 0.2%
451,568	Peer Holding III B.V. (Action Holding), 2031 Term Loan B5B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.20%	07/01/31	453,374
121,590	Peer Holding III B.V. (Action Holding), 2032 USD Term Loan B8, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.95%	10/14/32	121,927
				575,301
	Building Products – 1.3%
674,478	American Bath (CP Atlas Buyer, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 5.25%, 0.00% Floor	8.87%	07/08/30	590,377
1,927,465	Miter Brands Acq. Holdco, Inc. (MIWD), Refi Term Loan, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	6.37%	03/28/31	1,891,027
873,761	US LBM Holdings, Term Loan, 1 Mo. CME Term SOFR + 5.00%, 0.75% Floor	8.58%	06/06/31	779,560
				3,260,964
	Cable & Satellite – 0.9%
1,287,717	Charter Communications Operating LLC, Term Loan B-4, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.69%	12/07/30	1,279,160
415,651	DIRECTV Holdings LLC, Term Loan B 2029, 3 Mo. CME Term SOFR + CSA + 5.25%, 0.75% Floor	9.18%	08/02/29	418,769
500,620	Versant Media Group, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.20%	01/30/31	503,060
				2,200,989
	Casinos & Gaming – 1.0%
625,000	Caesars Entertainment, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	5.87%	02/06/30	607,813
1,480,885	Flutter Entertainment PLC (Flutter Treasury DAC), Incremental Term Loan, 3 Mo. CME Term SOFR + 2.00%, 0.50% Floor	5.70%	06/04/32	1,476,487
561,163	Golden Nugget, Inc. (Fertitta Entertainment LLC), Refi Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	6.87%	01/29/29	560,060
				2,644,360
	Commodity Chemicals – 1.3%
3,317,597	Charter Next Generation, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.75% Floor	6.15%	12/02/30	3,329,209
	Construction & Engineering – 1.2%
566,876	Azuria Water Solutions (f/k/a - Aegion Corp.), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.42%	04/23/33	567,054
929,046	Centuri Group, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.65%	07/09/32	932,995
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2026
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Construction & Engineering (Continued)
$537,216	Construction Partners, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.12%	11/01/31	$540,799
947,948	Green Infrastructure Partners LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.45%	09/24/32	952,688
155,714	Socotec SAS (Socotec US Holdings), Refi Term Loan B, Daily CME Term SOFR + 2.75%, 0.75% Floor	6.27%-6.48%	06/02/31	156,834
				3,150,370
	Construction Materials – 3.7%
339,812	Knife River Corp., Refi Term Loan, 3 Mo. CME Term SOFR + 1.75%, 0.00% Floor	5.40%	03/08/32	340,981
590,029	Quikrete Holdings, Inc., Term Loan B1 2031, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.87%	04/14/31	591,147
2,904,746	Quikrete Holdings, Inc., Term Loan B-2 2029, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.87%	03/18/29	2,911,587
1,849,423	Smyrna Ready Mix Concrete LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.62%	04/02/29	1,855,211
471,924	TAMKO Building Products, Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.36%	09/20/30	474,137
1,864,101	TAMKO Building Products, Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.42%-6.45%	09/20/30	1,872,843
1,392,176	TAMKO Building Products, Term Loan B, 6 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.43%-6.48%	09/20/30	1,398,706
				9,444,612
	Consumer Electronics – 0.3%
19,414	Pye-Barker Fire & Safety LLC, Delayed Draw Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.16%	12/16/32	19,480
827,939	Pye-Barker Fire & Safety LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.16%	12/16/32	830,754
				850,234
	Data Processing & Outsourced Services – 0.6%
2,000,532	Consilio (Skopima Consilio Parent LLC), Refi Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.50% Floor	7.37%	05/17/28	1,610,429
	Diversified Capital Markets – 0.2%
587,466	OSTTRA (Orion US Finco), 1st Lien Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.17%	10/10/32	589,058
	Diversified Chemicals – 0.0%
100,200	BASF Coatings GmbH (Bond US Bidco), USD Term Loan B-1, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.24%	05/31/33	100,552
	Diversified Metals & Mining – 1.2%
3,043,126	SCIH Salt Holdings, Inc. (aka Morton Salt), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.75% Floor	6.35%	01/31/29	3,054,979
	Diversified Support Services – 0.8%
1,606,374	Aggreko Holdings, Inc. (Albion), Extended Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.63%	05/21/31	1,614,406
523,570	OpenLane, Inc. (KAR Auction Services, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.15%	10/08/32	526,842
				2,141,248
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2026
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Drug Retail – 0.1%
$191,918	Boots Group Finco, L.P., Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	6.92%	08/28/32	$193,478
	Electrical Components & Equipment – 0.1%
299,539	BCP VI Summit Holdings, L.P. (Chemelex - f/k/a nVent), Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.65%	01/30/32	300,912
	Electronic Equipment & Instruments – 0.9%
1,347,044	Chamberlain Group, Inc. (Chariot), Extended Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.37%	09/08/32	1,350,345
363,727	Convergint Technologies (DG Investment Intermediate Holdings 2, Inc.), Refi Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	6.87%	07/12/32	364,863
522,260	Verifone Systems, Inc., Extended Term Loan, 3 Mo. CME Term SOFR + CSA + 5.50%, 0.00% Floor	9.18%	08/21/28	494,975
				2,210,183
	Environmental & Facilities Services – 1.6%
815,532	Allied Universal Holdco LLC, Extended Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.87%	08/20/32	819,455
1,447,081	Anticimex Global AB, Facility B8 (USD), Daily CME Term SOFR + 2.90%, 0.00% Floor	6.41%	11/16/31	1,453,795
1,689,658	Interstate Waste Services (Action Environmental Group, Inc.), Refi Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.50% Floor	6.70%	10/24/30	1,686,498
				3,959,748
	Food Distributors – 0.1%
346,254	C&S Wholesale Grocers LLC, Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.00% Floor	8.70%	09/23/30	334,568
	Footwear – 0.3%
641,829	Skechers (Beach Acquisition Bidco LLC), Refi Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.95%	09/13/32	646,402
	Gas Utilities – 0.1%
286,694	Cornerstone Generation LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.91%	08/11/32	287,739
	Health Care Equipment – 0.1%
227,456	Resonetics LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.75% Floor	6.42%	06/18/31	228,194
117,790	Sebia (Argent Bidco SAS), USD Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.16%	04/14/33	118,791
				346,985
	Health Care Facilities – 2.4%
2,502,241	Ardent Health Services, Inc. (AHP Health Partners, Inc.), Extended Term Loan, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	5.87%	09/18/32	2,518,556
604,125	Concentra Health Services, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.62%	07/26/31	607,650
1,310,598	IVC Evidensia (VetStrategy Canada/IVC Acquisition Midco Ltd.), Term Loan B-12, 3 Mo. CME Term SOFR + 3.75%, 0.50% Floor	7.45%	12/06/28	1,313,736
1,806,127	Southern Veterinary Partners LLC (Mission Pet), Refi Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.16%	12/04/31	1,810,119
				6,250,061
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2026
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Health Care Services – 3.0%
$128	CHG Healthcare Services, Inc., Extended Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.62%	09/30/31	$128
51,099	CHG Healthcare Services, Inc., Extended Term Loan, 3 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.66%	09/30/31	51,235
1,580,303	Ensemble RCM LLC (Ensemble Health), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.66%	02/09/33	1,579,552
475,007	ExamWorks Group, Inc. (Electron Bidco), Extended Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.12%	02/06/33	477,572
863,950	Heartland Dental Care LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.12%	08/25/32	864,784
1,246,512	Pacific Dental Services LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.10%	03/17/31	1,248,401
2,394,418	R1 RCM, Inc. (Raven Acq. Holdings LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.62%	11/19/31	2,383,128
380,367	Radnet Management, Inc., Refi Term Loan, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.92%	04/18/31	382,299
244,103	SCP Health (Onex TSG Intermediate Corp.), Refi Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.95%	08/06/32	245,041
308,384	US Fertility Enterprises LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.12%	12/31/32	310,994
				7,543,134
	Health Care Supplies – 0.1%
292,078	Sharp Services LLC, Term Loan E, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.70%	09/29/32	293,478
	Health Care Technology – 2.8%
3,675,868	athenahealth Group, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.37%	02/15/29	3,677,779
2,595,076	Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Refi Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor	6.48%	03/10/28	2,601,564
769,501	Waystar Technologies, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.62%	10/22/29	771,425
				7,050,768
	Hotels, Resorts & Cruise Lines – 0.3%
124,021	Alterra Mountain Company, 2030 Term Loan B-8, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.12%	05/31/30	124,589
360,610	Alterra Mountain Company, Refi Term Loan B-6, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.12%	08/17/28	361,907
300,600	Venetian Resort Las Vegas (Pioneer OpCo LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.88%	05/15/33	303,042
				789,538
	Household Products – 0.2%
475,120	Essential Home (Lavender Dutch BorrowerCo BV), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.95%	12/31/32	474,082
	Human Resource & Employment Services – 0.2%
447,280	First Advantage Corp., Refi Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.45%	10/31/31	443,321
	Independent Power Producers & Energy Traders – 0.9%
638,788	Invenergy Thermal Operating, Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.25%-6.47%	05/17/32	642,646
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2026
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Independent Power Producers & Energy Traders (Continued)
$41,547	Invenergy Thermal Operating, Term Loan C, Daily CME Term SOFR + 2.75%, 0.00% Floor (d)	6.25%-6.47%	05/17/32	$41,797
248,995	Talen Energy Supply, Inc., 2031 Term Loan, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	5.38%	12/13/31	248,217
997,436	Talen Energy Supply, Inc., 2032 Term Loan (05/2026), 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	6.13%	11/25/32	992,808
302,269	Talen Energy Supply, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.62%	11/25/32	300,362
				2,225,830
	Industrial Machinery & Supplies & Components – 2.7%
650,000	Copeland (Emerald Debt Merger Sub LLC/EMRLD), Term Loan B1, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.92%	05/31/30	651,059
307,065	Culligan International Company (Osmosis Buyer), Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.15%	07/31/28	307,744
307,066	Culligan International Company (Osmosis Buyer), Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.16%	07/31/28	307,744
466,509	Duravant (Engineered Machinery Holdings, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.95%	11/26/32	469,954
1,096,160	Filtration Group Corp., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.12%	10/23/28	1,099,016
318,718	Gates Global LLC, Term Loan B5, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	5.37%	06/04/31	319,583
1,765,124	Pro Mach Group Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.12%	10/16/32	1,765,124
340,153	TK Elevator Newco GMBH (Vertical U.S. Newco, Inc.), Incremental Term Loan B-2, 6 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.48%	04/30/30	343,182
1,720,065	TK Elevator Newco GMBH (Vertical U.S. Newco, Inc.), Term Loan B, 6 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.38%	04/30/30	1,736,458
				6,999,864
	Insurance Brokers – 12.3%
1,270,595	Acrisure LLC, Term Loan B-6 2030, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.62%	11/06/30	1,209,448
6,384,189	Acrisure LLC, Term Loan B-7, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.87%	06/20/32	6,069,002
1,315,568	Alera Group, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.37%	05/28/32	1,272,812
636,000	Alera Group, Inc., Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.50%, 0.50% Floor	9.12%	05/30/33	618,192
200,248	Alliant Holdings I LLC, 2025 Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.12%	09/19/31	199,768
529,782	Amwins Group, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.75% Floor	5.62%	01/30/32	529,197
2,530,512	Ardonagh Midco 3 Ltd., Refi Term Loan B (USD), 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.37%-6.45%	02/15/31	2,498,033
2,236,685	Baldwin Insurance Group Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.13%	05/27/31	2,231,652
1,487,500	BroadStreet Partners Group, Inc., Term Loan B-5, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.12%	06/16/31	1,470,334
237,401	CFC Group Ltd., Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.18%	07/01/32	227,508
3,456,082	CRC Insurance Group LLC (f/k/a Truist Insurance), Second Lien Term Loan, 3 Mo. CME Term SOFR + 4.75%, 0.00% Floor	8.45%	05/06/32	3,427,846
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2026
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Insurance Brokers (Continued)
$967,138	Goosehead Insurance Holdings LLC, Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.63%	01/08/32	$957,467
2,685,389	Hyperion Insurance Group Ltd. (aka - Howden Group), Refi Term Loan 2030, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.37%	04/18/30	2,578,819
2,769,596	IMA Financial Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.62%	11/01/28	2,765,940
490,553	Jones DesLauriers Insurance Management, Inc. (NavaCord), Incremental Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.66%	02/02/33	485,854
2,762,536	OneDigital Borrower LLC, Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor	8.87%	07/02/32	2,693,473
549,883	OneDigital Borrower LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.62%	07/02/31	545,209
1,026,013	Ryan Specialty Group LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.62%	09/13/31	1,029,476
606,234	Trucordia Insurance Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.87%	06/17/32	568,344
209,945	USI, Inc., 2029 Term Loan D, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.95%	11/21/29	210,264
				31,588,638
	Integrated Telecommunication Services – 1.0%
516,638	Iridium Satellite LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.75% Floor	5.87%	09/20/30	512,698
1,916,153	Numericable U.S. LLC (Altice France SAS or SFR), Term Loan B-14, 3 Mo. CME Term SOFR + 6.88%, 0.00% Floor	10.55%	05/15/31	1,947,895
				2,460,593
	Interactive Home Entertainment – 0.3%
829,333	Electronic Arts, Inc. (Oak-Eagle AcquireCo, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.12%	05/15/33	832,995
	Internet Services & Infrastructure – 0.6%
327,392	CoreWeave Financing DDTL V LLC, Delayed Draw Term Loan, 1 Mo. CME Term SOFR + 4.50%, 0.00% Floor	8.10%	11/17/31	334,686
1,314,667	Sedgwick Claims Management Services, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.12%	07/31/31	1,315,114
				1,649,800
	Investment Banking & Brokerage – 0.2%
200,248	Hudson River Trading, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.10%	03/18/30	200,205
225,323	Jane Street Group LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.67%	12/13/31	224,343
				424,548
	IT Consulting & Other Services – 0.7%
736,927	Gainwell Acquisition Corp. (f/k/a Milano), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	7.80%	10/01/27	725,505
1,166,840	Peraton Corp., Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.75%, 0.75% Floor	7.51%	02/01/28	1,041,194
				1,766,699
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2026
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Life Sciences Tools & Services – 2.0%
$2,545,578	Parexel International Corp. (Phoenix Newco), Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.12%	12/09/31	$2,552,744
2,554,561	Syneos Health, Inc. (Star Parent), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	7.70%	09/30/30	2,562,327
117,054	WCG Intermediate Corp. (WIRB- Copernicus Group), Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.37%	02/25/32	116,298
				5,231,369
	Managed Health Care – 0.3%
798,328	MyEyeDr. (MED ParentCo, L.P.), Refi Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.62%	04/15/31	802,224
	Metal, Glass & Plastic Containers – 0.1%
301,669	Sabert Corp., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 1.00% Floor	6.87%	12/11/28	303,239
	Mortgage REITs – 0.2%
400,496	Starwood Property Trust, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.62%	09/24/32	400,934
	Movies & Entertainment – 1.1%
1,259,640	TKO Group Holdings, Inc. (UFC), Refi Term Loan B, 3 Mo. CME Term SOFR + 1.75%, 0.00% Floor	5.41%	11/21/31	1,261,970
1,653,195	Warner Bros. Discovery, Inc. (Discovery Global Holdings, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.12%	06/30/33	1,658,105
				2,920,075
	Office Services & Supplies – 0.0%
98,000	Summit Companies (Pinnacle Buyer LLC), Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.18%	10/01/32	98,558
	Other Diversified Financial Services – 0.5%
1,296,815	Gen II Fund Services (PEX Holdings LLC), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.45%	11/19/31	1,302,217
	Other Specialty Retail – 0.6%
522,671	Bass Pro Group LLC (Great Outdoors Group LLC), Term Loan B-3, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor	6.87%	01/23/32	526,076
517,473	PetSmart, Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	7.58%	08/18/32	516,989
397,978	Savers, Inc. (Evergreen AcqCo 1, L.P.), Refi Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.69%	09/18/32	397,978
				1,441,043
	Packaged Foods & Meats – 1.5%
1,000,000	Newly Weds Foods LLC (Red SPV LLC), Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.83%	03/15/32	1,002,080
632,055	Sauer Brands, Inc. (Savor Acquisition, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.66%	02/19/32	634,824
2,264,511	Utz Quality Foods LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.20%	01/31/32	2,271,021
				3,907,925
	Paper & Plastic Packaging Products & Materials – 0.8%
1,467,839	Graham Packaging Company, L.P., Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.87%	01/26/33	1,471,582
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2026
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Paper & Plastic Packaging Products & Materials (Continued)
$511,250	Sealed Air Corp. (Sword Purchaser LLC), Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	7.62%	04/09/33	$499,491
				1,971,073
	Passenger Ground Transportation – 0.2%
525,614	First Student Bidco, Inc., Refi Term Loan B, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.95%	08/15/30	527,751
96,174	First Student Bidco, Inc., Refi Term Loan C, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.95%	08/15/30	96,565
				624,316
	Personal Care Products – 0.1%
182,875	Prestige Brands, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.62%	05/31/33	183,675
	Pharmaceuticals – 2.2%
1,569,920	Ceva Sante (Financiere Mendel), USD Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.39%	11/13/30	1,580,965
1,105,207	Dechra Finance US LLC, USD Facility B3, 6 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.39%	01/27/32	1,110,435
2,832,204	Opella Healthcare Group (Opal U.S. LLC), Term Loan B6, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.20%	04/23/32	2,837,769
				5,529,169
	Property & Casualty Insurance – 0.2%
521,497	MedRisk (Bella Holding Company LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor	6.62%	05/10/28	523,669
	Publishing – 0.1%
241,996	Argus Media Group (Fleet U.S. Bidco, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.33%	02/10/31	243,811
	Research & Consulting Services – 1.6%
1,674,117	Clarivate Analytics PLC (Camelot), 2024 Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.37%	01/31/31	1,586,829
684,806	Corelogic, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	7.23%	06/02/28	679,670
1,206,469	TIC Solutions (Acuren Holdings, Inc.), Refi Term Loan, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.12%	07/30/31	1,206,469
689,829	Veritext Corp. (VT TopCo, Inc.), Refi Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.65%	08/12/30	680,399
				4,153,367
	Restaurants – 6.2%
4,986,743	1011778 B.C. Unlimited Liability Company (Restaurant Brands) (aka Burger King/Tim Horton’s), 2024 Refi Term Loan B-6, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	5.37%	09/23/30	5,002,327
3,752,913	IRB Holding Corp. (Arby’s/Inspire Brands), Extended Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.75% Floor	6.11%	12/16/30	3,765,748
392,237	Raising Cane’s Restaurants LLC, 2033 Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.61%	06/08/33	390,766
1,240,348	Raising Cane’s Restaurants LLC, First Amendment Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.62%	10/31/32	1,238,152
5,403,606	Whatabrands LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.12%	08/03/28	5,418,007
				15,815,000
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2026
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Security & Alarm Services – 1.2%
$2,566,294	Garda World Security Corp., Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.42%	02/01/29	$2,571,426
376,906	Kidde Home Safety LLC (LSF12 Crown US Commercial Bidco LLC), Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.65%	12/02/31	379,660
				2,951,086
	Semiconductor Materials & Equipment – 0.6%
1,454,039	Altera (Gryphon Debt Merger Sub, Inc./Acquire Newco), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.42%-6.67%	09/12/32	1,461,004
	Soft Drinks & Non-alcoholic Beverages – 1.1%
783,882	Celsius Holdings, Inc., Refi Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	5.95%-6.20%	03/31/32	790,090
2,096,703	Primo Brands Corp., Extended Term Loan, 3 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.45%	03/31/31	2,112,669
				2,902,759
	Specialized Consumer Services – 1.8%
2,606,392	Belron Finance US LLC, USD Term Loan B, 3 Mo. CME Term SOFR + 2.00%, 0.50% Floor	5.66%	10/16/31	2,615,932
222,388	Caliber Collision (Wand NewCo 3, Inc.), 2025 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.12%	01/30/31	222,168
980,785	Mister Car Wash Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.65%, 0.00% Floor	6.39%	03/27/31	984,463
847,326	Wash MultiFamily Acquisition, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.61%	09/10/32	850,681
				4,673,244
	Specialized Finance – 1.8%
1,760,606	Creative Planning Group (CPI Holdco), Initial Term Loan, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.62%	05/19/31	1,760,605
1,298,541	Envestnet, Inc. (BCPE Pequod Buyer, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	6.37%	11/25/31	1,291,354
750,000	EP Wealth Advisors LLC, Refi Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.17%	10/18/32	754,376
52,149	Janus Henderson Group PLC (Jupiter Borrower, Inc.), Incremental Term Loan, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.48%	03/25/33	52,421
625,787	Janus Henderson Group PLC (Jupiter Borrower, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.48%	05/31/33	629,048
				4,487,804
	Specialty Chemicals – 1.1%
2,791,113	Highline Aftermarket Acquisition LLC, Refi Term Loan B, 6 Mo. CME Term SOFR + 3.50%, 0.75% Floor	7.23%	02/19/30	2,815,535
	Systems Software – 1.9%
1,982,750	Idera, Inc. (Flash Charm), 2024 Refi Term Loan, 3 Mo. CME Term SOFR + 3.50%, 0.75% Floor	7.16%	03/02/28	1,397,591
320,701	Idera, Inc. (Flash Charm), Second Lien Term Loan, 3 Mo. CME Term SOFR + 6.75%, 0.75% Floor	10.56%	03/02/29	196,631
59,472	Kaseya, Inc., Second Lien Term Loan, 3 Mo. CME Term SOFR + 5.00%, 0.00% Floor	8.66%	03/20/33	45,556
1,409,467	KnowBe4, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.41%	07/26/32	1,210,824
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2026
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Systems Software (Continued)
$1,997,796	Proofpoint, Inc., 2024 Refi Term Loan, 3 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.70%	08/31/28	$1,953,844
151,948	SS&C Technologies Holdings, Inc., Term Loan B8, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.62%	05/09/31	151,976
				4,956,422
	Trading Companies & Distributors – 2.6%
622,949	Azorra Aviation (Azorra Finance Ltd.), Refi Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor (d)	6.17%	10/18/29	626,970
611,100	DXP Enterprises, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 1.00% Floor	6.87%	10/13/30	617,058
639,636	PrimeSource Brands (aka Park River Holdings, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.75% Floor	8.19%	03/15/31	638,498
760,565	QXO/Beacon Roofing (Queen Mergerco), Refi Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.62%	04/30/32	760,751
397,279	Veritiv Corp. (Verde Purchaser LLC), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	7.70%	11/29/30	382,519
3,522,332	White Cap Supply Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.87%	10/29/29	3,505,548
				6,531,344
	Transaction & Payment Processing Services – 0.2%
577,069	Shift4 Payments LLC (Harbortouch), Refi Term Loan B, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.67%	07/06/32	578,511
	Total Senior Floating-Rate Loan Interests			232,964,112
	(Cost $236,453,565)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) – 8.7%
	Application Software – 0.5%
1,312,000	Cloud Software Group, Inc. (e)	9.00%	09/30/29	1,297,543
238,000	GoTo Group, Inc. (d) (e)	5.50%	05/01/28	54,145
				1,351,688
	Broadcasting – 1.2%
888,000	iHeartCommunications, Inc. (e)	4.75%	01/15/28	847,303
590,000	Nexstar Media, Inc. (e)	4.75%	11/01/28	581,070
1,456,000	Sinclair Television Group, Inc. (e)	8.13%	02/15/33	1,497,860
290,000	Sirius XM Radio LLC (e)	4.13%	07/01/30	273,552
				3,199,785
	Building Products – 0.7%
405,000	Advanced Drainage Systems, Inc. (e)	5.38%	03/01/34	395,568
625,000	Builders FirstSource, Inc. (e)	6.75%	05/15/35	632,006
642,000	Standard Building Solutions, Inc. (e)	6.25%	08/01/33	643,440
				1,671,014
	Cable & Satellite – 0.6%
1,462,000	DISH Network Corp. (e)	11.75%	11/15/27	1,507,242
	Commercial & Residential Mortgage Finance – 0.8%
1,270,000	Rocket Cos, Inc. (e)	6.38%	08/01/33	1,291,274
650,000	United Wholesale Mortgage LLC (e)	5.75%	06/15/27	647,829
				1,939,103
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Electric Utilities – 0.7%
$638,000	Alpha Generation LLC (e)	6.75%	10/15/32	$653,287
1,139,000	Alpha Generation LLC (e)	6.25%	01/15/34	1,129,906
				1,783,193
	Environmental & Facilities Services – 0.4%
938,000	GFL Environmental Holdings US, Inc. (e)	5.50%	02/01/34	917,303
	Food Distributors – 0.2%
464,000	US Foods, Inc. (e)	4.75%	02/15/29	457,869
	Independent Power Producers & Energy Traders – 0.4%
821,000	Talen Energy Supply LLC (e)	6.38%	05/01/33	818,485
164,000	Talen Energy Supply LLC (e)	6.50%	02/01/36	165,052
				983,537
	Insurance Brokers – 0.4%
893,000	CRC Insurance Group LLC (e)	7.13%	06/01/31	896,268
	Investment Banking & Brokerage – 0.3%
650,000	Jane Street Group / JSG Finance, Inc. (e)	6.13%	11/01/32	651,994
	Life Sciences Tools & Services – 0.1%
200,000	Charles River Laboratories International, Inc. (e)	3.75%	03/15/29	191,761
200,000	Charles River Laboratories International, Inc. (e)	4.00%	03/15/31	187,466
				379,227
	Managed Health Care – 0.4%
920,000	Centene Corp.	4.63%	12/15/29	896,561
	Metal, Glass & Plastic Containers – 0.0%
84,000	Crown Americas LLC	5.88%	06/01/33	84,528
	Mortgage REITs – 0.1%
312,000	Blackstone Mortgage Trust, Inc. (e)	6.25%	06/01/31	307,096
	Other Specialty Retail – 0.1%
317,000	PetSmart LLC / PetSmart Finance Corp. (e)	7.50%	09/15/32	319,705
	Packaged Foods & Meats – 0.5%
672,000	Performance Food Group, Inc. (e)	5.63%	03/01/34	657,190
643,000	Post Holdings, Inc. (e)	6.25%	02/15/32	654,020
				1,311,210
	Research & Consulting Services – 0.4%
336,000	Clarivate Science Holdings Corp. (e)	3.88%	07/01/28	325,187
755,000	Neptune Bidco US, Inc. (e)	9.29%	04/15/29	772,455
				1,097,642
	Restaurants – 0.2%
533,000	YUM! Brands, Inc.	5.38%	04/01/32	532,589
	Technology Hardware, Storage & Peripherals – 0.2%
644,000	Fair Isaac Corp. (e)	6.00%	05/15/33	638,175
	Trading Companies & Distributors – 0.5%
627,000	QXO Building Products, Inc. (e)	6.75%	04/30/32	639,289
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Trading Companies & Distributors (Continued)
$700,000	WESCO Distribution, Inc. (e)	5.50%	04/15/34	$696,660
				1,335,949
	Total Corporate Bonds and Notes			22,261,678
	(Cost $22,447,288)

Shares	Description	Value
COMMON STOCKS – 0.0%
	Pharmaceuticals – 0.0%
150,392	Akorn, Inc. (f) (g) (h)	6,016
	(Cost $1,724,086)
MONEY MARKET FUNDS (c) – 0.1%
100,000	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.49% (i)	100,000
	(Cost $100,000)
	Total Investments – 99.7%	255,331,806
	(Cost $260,724,939)
	Outstanding Loans – (2.7)%	(7,000,000)
	Net Other Assets and Liabilities – 3.0%	7,828,251
	Net Assets – 100.0%	$256,160,057

(a)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR floor that establishes a minimum SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR period, spread and floor, but different SOFR reset dates.

(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	All or a portion of these securities serve as collateral for the outstanding loan unless otherwise indicated. At May 31, 2026, the segregated value of these securities amounts to $254,237,736.
(d)	This security does not serve as collateral for the outstanding loan.
(e)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At May 31, 2026, securities noted as such amounted to $20,748,000 or 8.1% of net assets.

(f)	This issuer has filed for protection in bankruptcy court.
(g)
Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(h)	Non-income producing security.
(i)	Rate shown reflects yield as of May 31, 2026.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
REITs	– Real Estate Investment Trusts
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$232,964,112	$—	$232,964,112	$—
Corporate Bonds and Notes*	22,261,678	—	22,261,678	—
Common Stocks*	6,016	—	6,016	—
Money Market Funds	100,000	100,000	—	—
Total Investments	$255,331,806	$100,000	$255,231,806	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Assets and Liabilities
May 31, 2026

ASSETS:
Investments, at value	$ 255,331,806
Cash	5,886,815
Receivables:
Investment securities sold	18,918,974
Interest	1,507,834
Prepaid expenses	21,014
Unrealized appreciation on unfunded loan commitments	2,266
Total Assets	281,668,709
LIABILITIES:
Outstanding loans	7,000,000
Payables:
Investment securities purchased	18,147,636
Investment advisory fees	165,554
Audit and tax fees	76,536
Interest and fees on loans	49,352
Shareholder reporting fees	25,876
Administrative fees	19,587
Trustees’ fees and expenses	9,907
Transfer agent fees	4,180
Legal fees	3,374
Custodian fees	2,532
Financial reporting fees	833
Other liabilities	3,285
Total Liabilities	25,508,652
NET ASSETS	$256,160,057
NET ASSETS consist of:
Paid-in capital	$ 323,896,880
Par value	259,834
Accumulated distributable earnings (loss)	(67,996,657)
NET ASSETS	$256,160,057
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$9.86
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	25,983,388
Investments, at cost	$260,724,939
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Operations
For the Year Ended May 31, 2026

INVESTMENT INCOME:
Interest	$ 22,609,607
Other	115,207
Total investment income	22,724,814
EXPENSES:
Interest and fees on loans	2,483,259
Investment advisory fees	2,306,579
Administrative fees	211,789
Shareholder reporting fees	99,418
Audit and tax fees	75,845
Trustees’ fees and expenses	58,138
Transfer agent fees	28,242
Listing fees	26,151
Legal fees	21,782
Custodian fees	14,451
Financial reporting fees	9,938
Other	33,512
Total expenses	5,369,104
NET INVESTMENT INCOME (LOSS)	17,355,710
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(3,592,559)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,232,307)
Unfunded loan commitments	1,710
Net change in unrealized appreciation (depreciation)	(2,230,597)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,823,156)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 11,532,554
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statements of Changes in Net Assets

	Year Ended 5/31/2026	Year Ended 5/31/2025
OPERATIONS:
Net investment income (loss)	$ 17,355,710	$ 20,729,347
Net realized gain (loss)	(3,592,559)	(1,491,513)
Net change in unrealized appreciation (depreciation)	(2,230,597)	(655,609)
Net increase (decrease) in net assets resulting from operations	11,532,554	18,582,225
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(17,468,221)	(20,759,404)
Return of capital	(12,776,443)	(9,485,260)
Total distributions to shareholders	(30,244,664)	(30,244,664)
Total increase (decrease) in net assets	(18,712,110)	(11,662,439)
NET ASSETS:
Beginning of period	274,872,167	286,534,606
End of period	$ 256,160,057	$ 274,872,167
COMMON SHARES:
Common Shares at end of period	25,983,388	25,983,388
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Cash Flows
For the Year Ended May 31, 2026

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$11,532,554
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(420,971,104)
Sales, maturities and paydown of investments	486,530,920
Net amortization/accretion of premiums/discounts on investments	(462,046)
Net realized gain/loss on investments	3,592,559
Net change in unrealized appreciation/depreciation on investments and unfunded loan commitments	2,230,597
Changes in assets and liabilities:
Increase in interest receivable	(125,711)
Decrease in prepaid expenses	150
Decrease in interest and fees payable on loans	(206,698)
Decrease in investment advisory fees payable	(40,430)
Increase in audit and tax fees payable	613
Increase in legal fees payable	570
Increase in shareholder reporting fees payable	2,657
Decrease in administrative fees payable	(5,130)
Increase in custodian fees payable	468
Increase in transfer agent fees payable	2,009
Increase in trustees’ fees and expenses payable	1,363
Increase in financial reporting fees payable	62
Increase in other liabilities payable	793
Cash provided by operating activities		$82,084,196
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(17,468,221)
Distributions to Common Shareholders from return of capital	(12,776,443)
Repayment of borrowings	(137,000,000)
Proceeds from borrowings	90,000,000
Cash used in financing activities		(77,244,664)
Increase in cash		4,839,532
Cash at beginning of period		1,047,283
Cash at end of period		$5,886,815
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$2,689,957
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Financial Highlights
For a Common Share outstanding throughout each period

Year Ended May 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$ 10.58	$ 11.03	$ 10.96	$ 11.30	$ 12.70
Income from investment operations:
Net investment income (loss)	0.67 (a)	0.80 (a)	0.91 (a)	0.78	0.56
Net realized and unrealized gain (loss)	(0.23)	(0.09)	0.32	(0.23)	(0.99)
Total from investment operations	0.44	0.71	1.23	0.55	(0.43)
Distributions paid to shareholders from:
Net investment income	(0.67)	(0.80)	(0.90)	(0.79)	(0.57)
Return of capital	(0.49)	(0.36)	(0.26)	(0.10)	(0.40)
Total distributions paid to Common Shareholders	(1.16)	(1.16)	(1.16)	(0.89)	(0.97)
Net asset value, end of period	$9.86	$10.58	$11.03	$10.96	$11.30
Market value, end of period	$9.66	$9.91	$10.47	$9.56	$10.90
Total return based on net asset value (b)	4.76%	7.38%	12.96%	6.01%	(3.64)%
Total return based on market value (b)	9.58%	5.96%	22.93%	(4.14)%	(6.31)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 256,160	$ 274,872	$ 286,535	$ 284,657	$ 293,716
Ratio of total expenses to average net assets	2.02%	1.92%	2.45%	2.08%	1.67%
Ratio of total expenses to average net assets excluding interest expense	1.08%	1.04%	1.14%	1.13%	1.24%
Ratio of net investment income (loss) to average net assets	6.52%	7.41%	8.20%	6.97%	4.64%
Portfolio turnover rate	98%	130%	98%	67%	45%
Indebtedness:
Total loans outstanding (in 000’s)	$ 7,000	$ 54,000	$ 31,000	$ 48,000	$ 116,000
Asset coverage per $1,000 of indebtedness (c)	$ 37,594	$ 6,090	$ 10,243	$ 6,930	$ 3,532

(a)	Based on average shares outstanding.
(b)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026
1. Organization
First Trust Senior Floating Rate Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FCT” on the New York Stock Exchange (“NYSE”).
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”)(1). Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities.The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act and rules thereunder. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
 1)
the most recent price provided by a pricing service;

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the borrower, or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
13)
the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)
the borrower’s competitive position within the industry;
15)
the borrower’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
a review of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2026, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2026, the Fund had no when-issued, delayed-delivery or forward purchase commitments (other than the unfunded commitments discussed below).
Consent fees, upfront origination fees, and amendment fees from Senior Loans, if any, are included in “Other” under Investment Income on the Statement of Operations.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. Unfunded loan commitments are categorized as Level 2 within the fair value hierarchy. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees, if any, are included in “Other” under Investment Income on the Statement of Operations. As of May 31, 2026, the Fund had the following unfunded loan commitments:

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026
Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Azuria Water Solutions (f/k/a - Aegion Corp.), Term Loan	$ 75,583	$ 75,397	$ 75,607	$ 210
CoreWeave Financing DDTL LLC, Term Loan	594,420	605,899	607,664	1,765
Prestige Brands, Inc., Term Loan	16,625	16,583	16,698	115
Pye-Baker Fire Safety LLC, Term Loan	104,301	104,585	104,656	71
R1 RCM, Inc. (Raven Acq. Holdings LLC),Term Loan	172,757	172,739	171,943	(796)
Sauer Brands, Inc. (Savor Acquisition, Inc.), Term Loan	49,268	49,418	49,484	66
Signia Aerospace LLC, Term Loan	20,739	20,739	20,849	110
Summit Companies (Pinnacle Buyer LLC), Term Loan	18,893	18,893	19,001	108
US Fertility Enterprises LLC, Term Loan	46,725	46,503	47,120	617
		$1,110,756	$1,113,022	$2,266
D. Restricted Securities
The Fund holds restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2026, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.
Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/2020	150,392	$0.04	$1,724,086	$6,016	0.00%*
* Amount is less than 0.01%.
E. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended May 31, 2026, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $42,163, a decrease in accumulated net realized gain (loss) of $45,070, and an increase to paid-in capital of $2,907. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended May 31, 2026 and 2025, was as follows:

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026
Distributions paid from:	2026	2025
Ordinary income	$17,468,221	$20,759,404
Capital gains	—	—
Return of capital	12,776,443	9,485,260
As of May 31, 2026, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(62,463,814)
Net unrealized appreciation (depreciation)	(5,532,843)
Total accumulated earnings (losses)	(67,996,657)
Other	—
Paid-in capital	324,156,714
Total net assets	$256,160,057
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023, 2024, 2025, and 2026 remain open to federal and state audit. As of May 31, 2026, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2026, for federal income tax purposes, the Fund had $62,463,814 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2026, the Fund had no net late year ordinary or capital losses.
As of May 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$260,866,915	$666,947	$(6,202,056)	$(5,535,109)
G. Expenses
The Fund will pay all expenses directly related to its operations.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026
H. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $10,000. Prior to July 1, 2025, the financial reporting fee was $9,250.
The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNY is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNY is responsible for custody of the Fund’s assets. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended May 31, 2026, were $304,490,014 and $387,459,927, respectively.
5. Borrowings
The Fund has a committed facility agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch that has a maximum commitment amount of $120,000,000. The borrowing rate under the Credit Agreement is equal to Term SOFR plus 1.05%. In addition, under the Credit Agreement, the Fund pays a commitment fee of 0.35% per annum on the undrawn amount, unless the average daily principal outstanding amount during the applicable interest period is less than $68,000,000, in which case the unused commitment fee rate will equal 0.40% per annum. For the fiscal year ended May 31, 2026 the average amount outstanding was $41,235,616, with the average weighted average interest rate of 4.50%. As of May 31, 2026, the Fund had $7,000,000 loans outstanding which approximates fair value, under the Credit Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates during the fiscal year ended May 31, 2026 were 5.49% and 4.32%, respectively. The weighted average interest rate at May 31, 2026 was 4.67%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
On June 25, 2026, shareholders of the Fund approved a reorganization of the Fund with and into First Trust Flexible Income ETF, a newly formed series of First Trust Exchange-Traded Fund VIII. Please see the Reorganization Note in the Portfolio Commentary on page 3 for further details.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Senior Floating Rate Income Fund II:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Senior Floating Rate Income Fund II (the “Fund”),  including the portfolio of investments, as of May 31, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2026, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
July 23, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891 or emailing info@ftportfolios.com; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended May 31, 2026, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders during the Fund’s fiscal year ended May 31, 2026, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of September 5, 2025, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 4, 2025. At the Annual Meeting, James A. Bowen, Robert F. Keith, and Bronwyn Wright were elected by the Common Shareholders of the First Trust Senior Floating Rate Income Fund II as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2028 (if held) and Thomas J. Driscoll was elected by the Common Shareholders of the First Trust Senior Floating Rate Income Fund II as a Class II Trustee for a two-year term expiring at the Fund’s annual meeting of shareholders in 2027 (if held). The number of votes cast in favor of Mr. Bowen was 20,366,392 and the number of votes withheld was 322,275. The number of votes cast in favor of Mr. Keith was 20,025,171 and the number of votes withheld was 663,496. The number of votes cast in favor of Ms. Wright was 11,968,939 and the number of votes withheld was 8,719,728. The number of votes cast in favor of Mr. Driscoll was 20,393,698 and the number of votes withheld was 294,969. Richard E. Erickson, Denise M. Keefe, Niel B. Nielson, and Thomas R. Kadlec are the other current and continuing Trustees.

Investment Objectives, Policies, Risks and Effects of Leverage
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended May 31, 2026. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital.
Principal Investment Policies
The Fund pursues its investment objectives through investment in a portfolio of Senior Loans. There can be no assurance that the Fund will achieve its investment objectives. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective.
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. The portion of the Fund’s assets invested in Senior Loans will vary from time to time consistent with the Fund’s investment objectives, changes in market prices for Senior Loans, changes in interest rates and other economic and market factors. Senior Loans generally hold one of the most senior positions in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans have rates of interest which are typically redetermined either monthly, quarterly or semiannually by reference to a base lending rate, plus a premium. The Senior Loans in which the Fund invests are primarily below investment grade instruments, commonly referred to as “high yield” securities or “junk bonds.”
Under normal market conditions, the Fund may also:
•
Invest up to 10% of its Managed Assets through purchasing revolving credit facilities, investment grade debtor-in-possession financing, unsecured loans, other floating rate debt securities, such as notes, bonds, and asset-backed securities (such as collateralized loan obligations (“CLOs”)), investment grade loans and fixed income debt obligations of any maturity, money market instruments, such as commercial paper, and publicly-traded high yield debt securities.
•
Invest up to 10% of its Managed Assets in securities of:
 o
Firms that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing; or
 o
Firms prior to an event of default whose acute operating and/or financial problems have resulted in the markets valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds.
These foregoing investments are comprised of Senior Loans and, on limited occasions, equity and debt securities acquired in connection therewith.
•
Invest up to 15% of its Managed Assets in U.S. dollar-denominated foreign investments, exclusively in developed countries and territories of those countries, but in no case will the Fund invest in securities of issuers located in emerging markets.
It is anticipated that at least 80% of the Fund’s Managed Assets are invested in lower grade debt instruments, although from time to time all of the Fund’s Managed Assets may be invested in such lower grade debt instruments. The Fund may consider an expected rating provided by a nationally recognized statistical rating organization (“NRSRO”) as if it were a final rating. The Fund’s investments in debt instruments may have fixed or variable principal payments and all types of interest rate and reset terms, including, but not limited to, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.
The Fund does not intend to purchase publicly-traded equity securities but may receive such securities as a result of a restructuring of the debt of the issuer or the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026 (Unaudited)
The Fund may enter into certain derivative transactions to seek to manage the risks of the Fund’s portfolio securities and certain of these derivative transactions may provide investment leverage to the Fund’s portfolio. The Fund does not enter into derivative transactions as a principal part of its investment strategy.
“Managed Assets” means the gross asset value of the Fund (including assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of borrowings) minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of Preferred Shares is not treated as a liability. Percentage limitations described herein are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio and other events.
The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval. The remainder of the Fund’s investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days’ prior notice of any change in the Fund’s investment strategy. There can be no assurance that the Fund’s investment objectives will be achieved.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1. With respect to 75% of its total assets, purchase any securities, if as a result more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940 (the “1940 Act”)), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.
2. Purchase any security if, as a result of the purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.
3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Commission exemptive order.
4. Issue senior securities, as defined in the 1940 Act, other than: (i) preferred shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above, or (iv) pursuant to a Commission exemptive order.
5. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objectives, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements, or pursuant to a Commission rule or exemptive order.
6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans.
7. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, bankruptcy or reorganization, or pursuant to a Commission rule or exemptive order, and except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.
For purposes of fundamental investment restriction numbers 1 and 2 above, the Fund treats the Lender selling a participation and any persons interpositioned between the Lender and the Fund as an issuer. The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% (or such other percentage to the extent permitted by the 1940 Act) of its total assets (including the amount borrowed) less all liabilities other than borrowings.

Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026 (Unaudited)
investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Conversion Risk. The Board of Trustees and the shareholders of the Fund have approved the reorganization of the Fund into a newly created exchange-traded fund (“ETF”). It is currently expected that the transaction will be consummated on August 10, 2026, subject to satisfaction of applicable regulatory requirements and approvals and customary closing conditions. There is no assurance when or whether such regulatory requirements or approvals and customary closing conditions required for the transaction will be obtained or completed. Under the terms of the proposed transaction, shareholders of the Fund will become shareholders of the ETF, which will have its own investment strategies, and thereafter cease to be a shareholder of the Fund. Prior to the consummation of the transaction the Fund will transition its portfolio, which will involve holding increased levels of cash or cash equivalents. As a result, the Fund may not be fully invested in accordance with its principal investment strategy during this period. This may affect the Fund’s performance and could result in returns that differ from those that would be expected if the Fund were fully invested in accordance with its principal investment strategy. More information on the proposed transaction, including the risks and considerations associated with the transaction as well as the risks of investing in the new ETF, are contained in registration statement/proxy materials which were distributed to the Fund’s shareholders. Shareholders should refer to such registration statement/proxy materials.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among the United States, Israel, Iran, Hamas, Hezbollah and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, the United States, and other nations. Such events may also disrupt global trade and supply chains, increase sanctions and other governmental actions, and contribute to volatility in oil and natural gas markets. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally,

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026 (Unaudited)
may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Artificial intelligence (“AI”) and machine learning technologies used by the Fund, the Advisor or third-party service providers may allow the unintended introduction of vulnerabilities into infrastructures and applications, which could exacerbate these risks or result in cyber incidents that implicate personal data. The Fund and its shareholders could be negatively impacted as a result of these cyber risks associated with AI technologies. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.

Financial Companies Risk. The Fund may invest in financial companies. Financial companies are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount and types of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies in particular may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Financial companies are also a target for cyber attacks and may experience technology malfunctions and disruptions as a result.

Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector.  Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026 (Unaudited)
Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.

Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Interest Rate Risk. The yield on the Fund’s common shares may rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived adverse economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026 (Unaudited)
volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process and calculate or disseminate its NAV in a timely manner. The Fund relies on third parties for a range of services, including custody, valuation, administration, transfer services, securities lending and accounting, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

Prepayment Risk. Loans are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, interest rates, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.

Risks Associated with Investments in Distressed Issuers. The Fund may invest in instruments of distressed issuers, including firms that have defaulted on their debt obligations and/or filed for bankruptcy protection.  Investing in such investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” value. These investments are highly speculative with respect to the issuer’s ability to continue to make interest payments and/or to pay its principal obligations in full; can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations; and, for issuers involved in a bankruptcy proceeding, can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement.

Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026 (Unaudited)
Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith.  Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions).  Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.  Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund.  Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available.  These difficulties may lead to inaccurate asset pricing.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Effects of Leverage
The aggregate principal amount of borrowings under the credit agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch represented approximately 2.66% of Managed Assets as of May 31, 2026. Asset coverage with respect to the borrowings was 3759.43% as of May 31, 2026 and the Fund had $113,000,000 of unutilized funds available for borrowing under the Credit Agreement as of that date. As of May 31, 2026, the maximum commitment amount of the Credit Agreement was $120,000,000. As of May 31, 2026, the approximate average annual interest and fee rate was 11.13%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 2.66%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.30%.
The following table is furnished in response to requirements of the Securities and Exchange Commission (“SEC”). It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.

The table further assumes leverage representing 2.66% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 11.13%.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026 (Unaudited)

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-10.58%	-5.44%	-0.30%	4.83%	9.97%

Common share total return is composed of two elements: the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

Board of Trustees and Officers
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Thomas J. Driscoll, Trustee (1961)	• Two Year Term • Since 2025	Retired; Partner, Deloitte LLP and Deloitte Tax LLP (1998 to January 2024)	328	None
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	328	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	328
Director, National Futures
Association; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd.,
ADMIS Singapore, Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	328
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (2021 to 2024); and
Director of MobileHelp
(2022 to 2024)

Robert F. Keith, Trustee (1956)	• Three Year Term • Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	328	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	328	None

(1)
Currently, Richard E. Erickson and Thomas R. Kadlec, as Class I Trustees, are serving as trustees until the Fund’s 2026 annual meeting of shareholders. Thomas J. Driscoll, Denise M. Keefe, and Niel B. Nielson, as Class II Trustees, are serving as trustees until the Fund’s 2027 annual meeting of shareholders. James A. Bowen, Robert F. Keith, and Bronwyn Wright, as Class III Trustees, are serving as trustees until the Fund’s 2028 annual meeting of shareholders. If the Fund reorganizes into FFLX, an exchange-traded fund, it will no longer hold annual meetings of shareholders.

Board of Trustees and Officers (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bronwyn Wright, Trustee (1971)	• Three Year Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	328	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	328	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since September 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	International General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2026 (Unaudited)
FIRST TRUST FUNDS PRIVACY POLICY
The First Trust Funds value their relationship with you and consider your privacy a priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information while providing you with the products/services you request or authorize.
SOURCES OF INFORMATION
We collect nonpublic personal information (NPPI) about you through our transfer agents that collect, use and maintain the information needed to administer your account with us. The NPPI is received by the transfer agent from your broker-dealer, investment professional or financial representative on your behalf through applications or other documentation you provide to establish your account with us.
We also collect information when you visit our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
INFORMATION COLLECTED
The type of NPPI we collect through our transfer agent may include your name, address, social security number, date of birth and other NPPI necessary for the transfer agent to administer your account and verify your identity under federal law.
DISCLOSURE OF INFORMATION
We do not disclose, and do not authorize our transfer agents to disclose, NPPI about our consumers, customers or former customers to anyone, except as permitted by law. In addition to using this information to administer your account and verify your identity through our transfer agents, the permitted uses may also include the disclosure of NPPI to other unaffiliated third-parties for the following reasons:
•
to assist us in the distribution of First Trust Fund materials such as trustees, banks, investment advisor or broker-dealer representatives, proxy services, solicitors and printers;
•
if you direct us to do so.
•
when required by law or in other legally limited circumstances, such as to protect your account from fraud.
PROTECTION OF NPPI COLLECTED
The First Trust Funds engage trusted transfer agents who are subject to the Regulation S-P data protection requirements and must protect your NPPI from unauthorized access and use through security measures that comply with federal law.  The First Trust Funds take reasonable measures to review and monitor transfer agent compliance with these requirements and transfer agent cybersecurity and breach risk through third party software and other safeguards.
USE OF WEBSITE ANALYTICS
We currently use third party analytics tools, Google Analytics and Matomo to gather information for purposes of improving our website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make our website better and more useful to our users. The information collected does not include any NPPI unless you voluntarily provide that information through the website for us to contact you in order to answer your questions or respond to your requests. You should not provide NPPI on our website if you do not want your information to be used by these services. To find out how to opt-out of these services click on: Google Analytics and Matomo Analytics Platform.
We use reCAPTCHA on certain pages of our website to help protect against automated abuse, spam and fraudulent activity. reCAPTCHA works by collecting certain technical information from your browser, such as your IP address, cookies, browser type, device information, and interaction data, to determine whether a request is coming from a human user or an automated program. This information is processed by Google on our behalf solely for the purpose of security, fraud and abuse prevention, and is not used for advertising or any other related purpose.
CONFIDENTIALITY AND SECURITY
Certain employees of our investment advisor, First Trust Advisors L.P. and our distributor, First Trust Portfolios L.P. may have access to information about you but do not receive NPPI. The information accessed is protected using physical, electronic and procedural safeguards.
POLICY UPDATES AND INQUIRIES
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly.
April 2026

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Senior Floating Rate Income Fund II (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable to the Registrant.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 19(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas J. Driscoll, Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $59,000 for the fiscal year ended 2025 and $59,000 for the fiscal year ended 2026.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $21,391 for the fiscal year ended 2025 and $8,400 for the fiscal year ended 2026.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2025 were $21,391 for the Registrant, $28,080 for the Registrant’s investment advisor and $0 for the Registrant’s distributor; and for the fiscal year ended 2026 were $8,400 for the Registrant, $13,020 for the Registrant’s investment advisor and $0 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable to the Registrant.
(j)	Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to the Registrant.
(b)	Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

There were no approvals of an investment advisory contract during the Registrant’s most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of the date of filing of this N-CSR.

The First Trust Advisors Leveraged Finance Investment team manages a portfolio comprised primarily of U.S. dollar denominated, senior secured floating-rate loans. The Portfolio Managers are responsible for directing the investment activities within the Fund. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Jeffrey Scott and Kevin Ziets assist Mr. Housey and there are also Senior Credit Analysts assigned to certain industries. The Portfolio Managers are supported in their portfolio management activities by the First Trust Advisors Leveraged Finance investment team, including a team of credit analysts, designated traders, and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel, designated traders, and portfolio managers report to Mr. Housey.

William Housey, CFA – Managing Director of Fixed Income, Senior Portfolio Manager

Mr. Housey joined First Trust Advisors L.P. in June 2010 as the Senior Portfolio Manager for the Leveraged Finance Investment Team and has 29 years of investment experience.  Mr. Housey is a Managing Director of Fixed Income and is also a member of the First Trust Strategic Model Investment Committee and the Fixed Income Sub-Committee.  Prior to joining First Trust, Mr. Housey was at Morgan Stanley Investment Management and its wholly owned subsidiary, Van Kampen Funds, Inc. for 11 years where he last served as Executive Director and Co-Portfolio Manager.  Mr. Housey has extensive experience in the portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings.  Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University’s Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and Series 63 licenses.  Mr. Housey also holds the Chartered Financial Analyst designation.  He is a member of the CFA Institute and the CFA Society of Chicago.  Mr. Housey also serves on the Village of Glen Ellyn, IL Police Pension Board.

Jeffrey Scott, CFA – Senior Vice President, Portfolio Manager

Mr. Scott is a Portfolio Manager and a Sector Specialist Credit Analyst for the Leveraged Finance Investment Team at First Trust Advisors L.P.  He has 35 years of experience in the investment management industry and has extensive experience in credit analysis, product development, and product management. Prior to joining First Trust, Jeff served as an Assistant Portfolio Manager and as a Senior Credit Analyst for Morgan Stanley/Van Kampen from October 2008 to June 2010. As Assistant Portfolio Manager, Jeff served on a team that managed over $4.0 billion of Senior Loan assets in three separate funds: Van Kampen Senior Loan Fund; Van Kampen Senior Income Trust; and Van Kampen Dynamic Credit Opportunities Fund. His responsibilities included assisting with portfolio construction, buy and sell decision making, and monitoring fund liquidity and leverage. Mr. Scott earned a B.S. in Finance and Economics from Elmhurst College and an M.B.A. with specialization in Analytical Finance and Econometrics and Statistics from the University of Chicago. He also holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Kevin Ziets, CFA – Senior Vice President, Portfolio Manager

Mr. Ziets is a Portfolio Manager for the Leveraged Finance Investment Team at First Trust Advisors L.P.  He has 28 years of investment experience.  Prior to joining First Trust, Mr. Ziets was at Muzinich & Company from 2017 to 2025.  At Muzinich, he initially served as a Senior Credit Analyst and moved into the role of Portfolio Manager in July 2020 where he managed over $5 billion in leverage finance portfolios across public funds and SMAs.  Prior to Muzinich, Mr. Ziets spent over 10 years as a Senior Analyst on a number of sellside leverage finance research teams, including publishing roles in Consumer/Retail at Goldman Sachs and Citigroup.  He began his career at Moody’s, progressing to a Senior Analyst role from 1997 to 2006.  Mr. Ziets received a B.A. from Northwestern University and an M.B.A. from New York University’s Stern School of Business.  Mr. Ziets holds the FINRA Series 7 and Series 63 licenses and holds the Chartered Financial Analyst designation.   He is a member of the CFA Institute and the CFA Society of New York.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of May 31, 2026

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed*	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
William Housey	Registered Investment Companies	7	$6.85B	0	0
Jeffrey Scott	Registered Investment Companies	7	$6.85B	0	0
Kevin Ziets	Registered Investment Companies	7	$6.85B	0	0

Potential Conflicts of Interests

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Advisors Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict. First Trust and its affiliate, First Trust Portfolios L.P. ("FTP''), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the First Trust Advisors Leveraged Finance Investment Team are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the First Trust Advisors Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a restricted list of all issuers for which the First Trust Advisors Leveraged Finance Investment Team has material non-public information in its possession and all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2026

The compensation structure for internal portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual’s or team’s overall contribution to the success of the firm, assets under management and the profitability of the firm. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

(a)(4) Disclosure of Securities Ownership as of May 31, 2026

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
William Housey	$50,001-$100,000
Jeffrey Scott	$10,001-$50,000
Kevin Ziets	None

(a)	Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Registrant did not engage in any securities lending activity during its most recent fiscal year.
(b)	The Registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the Registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.
(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Not applicable to the Registrant.
(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	Not applicable to the Registrant.
(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies as required by Item 12 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Senior Floating Rate Income Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 6, 2026
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 6, 2026

* Print the name and title of each signing officer under his or her signature.